June 18, 2014

DREYFUS PREMIER INVESTMENT FUNDS, INC.

-DREYFUS INDIA FUND

Supplement to Summary Prospectus and Statutory Prospectus dated March 1, 2014

            The Board of Directors of Dreyfus Premier Investment Funds, Inc. has approved the liquidation of Dreyfus India Fund (the “Fund”), a series of Dreyfus Premier Investment Funds, Inc., effective on or about August 22, 2014 (the “Liquidation Date”).  Accordingly, effective on or about July 7, 2014 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by The Dreyfus Corporation and established the Fund as an investment option in the plan before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Automatic Asset Builder no longer will be accepted as of August 8, 2014.  However, subsequent investments made by Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Automatic Asset Builder will be accepted on or after August 8, 2014.

            Effective on the Closing Date, the front-end sales load applicable to purchases of the Fund’s Class A shares will be waived on investments made in the Fund’s Class A shares.  In addition, as of that date, the contingent deferred sales charge applicable to redemptions of Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.  The Fund’s redemption fee will also be waived on any redemption or exchange of Fund shares on or after the Closing Date.

            Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.

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